UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 8, 2004



                             ADSOUTH PARTNERS, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


           NEVADA                      0-33135                68-0448219
---------------------------- ---------------------------- --------------------
(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
     of incorporation)                                    Identification No.)

1515 N. Federal Highway, Suite 418, Boca Raton, Florida              33432
-------------------------------------------------------------   ---------------
           (Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code:   (561) 470-0410
                                                      -------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(C)under the
    Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02. Results of Operations and Financial Condition

On November 8, 2004, Adsouth Partners, Inc. issued a press release announcing its financial results for the fiscal quarter ended September 30, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report.


In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.





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

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  ADSOUTH PARTNERS, INC.
                                  ----------------------
                                            (Registrant)

Date: November 8, 2004            /S/  Anton Lee Wingeier

                                  ----------------------------------------
                                  Anton Lee Wingeier
                                  Chief Financial Officer





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

                                INDEX TO EXHIBITS



Exhibit No.     Description
-----------     -----------
99.1            Press release, dated November 8, 2004, issued by Adsouth
                Partners, Inc.





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

Exhibit 99.1


                  AdSouth Reports Record Third Quarter Earnings

   Revenue Increases 31.2% Sequentially Leading to Second Consecutive Quarter of Net Income


BOCA RATON, Fla.--(BUSINESS WIRE)--Nov. 8, 2004--AdSouth Partners, Inc. (OTCBB:ADPR) today announced record results for the three months ended September 30, 2004. The company reported record third quarter revenue of $1.95 million, a 1,338% increase versus revenue of $136,000 for the same period in the prior year. Quarterly revenue rose 31.2% sequentially. Income before the deduction of depreciation and non-cash stock based compensation was $372,000 for the 2004 third quarter, versus $32,000 in the year earlier period. Net income for the third quarter of 2004 was $107,000, a 245% increase over net income of $32,000 for the same period in the prior year.

For the nine months ended September 30, 2004, AdSouth generated revenue of $3.8 million. Income before the deduction of depreciation and non cash stock based compensation was $645,000 for the first nine months of 2004. The company reported a loss of $3.5 million, or $.04 per share for the nine months ended September 30, 2004. AdSouth generated net income in both the second and third quarter of 2004. AdSouth's date of inception was July 8, 2003 and accordingly there is no comparable prior year period to compare to the nine months ended September 30, 2004.

"The investments we made last year and earlier this year are yielding tangible results," said John Acunto, chief executive officer at AdSouth. "This has led to strong growth in both our Advertising and Product divisions. The retail acceptance of our Dermafresh product line has been strong and growing. This quarter we proved our marketing model with the Dermafresh line and will use this success in marketing our complete direct response marketing package. We believe that our recently announced agreement to exclusively distribute a line of skin care products in the United States featuring Pamela Anderson as the spokesperson will accelerate our growth in 2005 even faster."

Sector Information

Third Quarter of 2004               Advertising   Product       Total
----------------------------------------------------------------------
Revenue                             $ 1,028,000  $922,000  $1,950,000
----------------------------------------------------------------------
Operating income                    $    51,000  $ 72,000  $  123,000
----------------------------------------------------------------------


----------------------------------------------------------------------
EBITDA                              $   229,000   143,000     372,000
----------------------------------------------------------------------
Depreciation and stock-based
 compensation                           178,000    87,000     265,000
----------------------------------------------------------------------
Net Income                          $    51,000  $ 56,000  $  107,000
----------------------------------------------------------------------


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First Nine Months of 2004         Advertising    Product        Total
----------------------------------------------------------------------
Revenue                          $ 2,884,000  $ 929,000  $ 3,813,000
----------------------------------------------------------------------
Operating loss                   $(2,763,000) $(738,000) $(3,501,000)
----------------------------------------------------------------------


----------------------------------------------------------------------
EBITDA                           $   735,000    (90,000)     645,000
----------------------------------------------------------------------
Depreciation and stock-based
 compensation                      3,508,000    664,000    4,172,000
----------------------------------------------------------------------
Net Loss                         $(2,773,000) $(754,000) $(3,527,000)
----------------------------------------------------------------------


Business Outlook

Subsequent to the quarter ended September 30, 2004 AdSouth entered into two separate agreements which are expected to provide incremental revenues for both the Advertising and Product Sectors. On October 19, 2004 AdSouth entered into an exclusive agreement with Simon Solutions of Paris to exclusively market their line of skin care products in the United States featuring Pamela Anderson as the spokesperson. On October 13, 2004 AdSouth and New York-based Manhattan Media announced the execution of an agreement to form a strategic alliance through which AdSouth Partners will now offer its customers print media placement and new product lines through a joint referral program.

The Company anticipates releasing its projected outlook for the 2005 fiscal year on November 11, 2004.

Non-GAAP Disclosures

In addition to the reported GAAP results provided throughout this document, the Company has provided non-GAAP measurements that present earnings excluding specified items affecting comparability. Details of the items are presented in the tables within this document. Reconciliations from GAAP reported results to non-GAAP reported measurements described in this press release are provided in the financial tables attached to this document.

AdSouth has provided these non-GAAP measurements as a way to help investors better understand earnings and enhance comparisons of our earnings from period to period. Among other things, our management uses the earnings results, excluding items affecting comparability, to evaluate the performance of its businesses. There are inherent limitations in the use of earnings, excluding items affecting comparability, because actual results do include the impact of these items. The non-GAAP measures are intended only as a supplement to the comparable GAAP measures and we compensate for the limitations inherent in the use of non-GAAP measures by using GAAP measures in conjunction with the non-GAAP measures. As a result, investors should consider these non-GAAP measures in addition to, and not in substitution for, or as superior to, measures of financial performance prepared in accordance with GAAP.


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Forward-Looking Statements

Statements in this press release may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on current expectations, estimates and projections about AdSouth's business based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Forward-looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions or any other statements relating to our future activities or other future events or conditions. These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may, and probably will, differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed under "Risk Factors" in the company's Form 10-KSB annual report for the year ended December 31, 2003, those described in Management's Discussion and Analysis of Financial Conditions and Results of Operations in its Form 10-KSB annual report for the year ended December 31, 2003, Form 10-QSB quarterly report for the quarter ended March 31, 2004 and Form 10-QSB quarterly report for the quarter ended June 30, 2004, and those described and in any other filings which we make with the SEC. In addition, such statements could be affected by risks and uncertainties related to our financial conditions, the availability of financing, the company's ability to generate clients for the direct response marketing business, the company's ability to successfully develop its Dermafresh business as well as other factors which affect the industries in which we conduct business, including market and customer acceptance, competition, government regulations and requirements and pricing, as well as general industry and market conditions and growth rates, and general economic conditions. Any forward-looking statements speak only as of the date on which they are made, and AdSouth does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this release.

    CONTACT: CEOcast, Inc. for AdSouth PartnersEd Lewis, 212-732-4300 x225

    SOURCE: AdSouth Partners, Inc.


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